SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 2002
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                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


  Delaware                            1-8086                06-0853856
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(State or Other Jurisdiction        (Commission            (IRS Employer
    of Incorporation)               File Number)         Identification No.)


      Naugatuck, Connecticut                                    06770
      ----------------------                                    -----
(Address of Principal Executive Offices)                     (Zip Code)



   Registrant's telephone number, including area code (203) 729-0271
                                                      --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Exhibits

          99.6 Consolidated cash flow report for the month of December 2001, which corrects the report filed in the original 8-K on March 15, 2002.

















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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     General DataComm Industries, Inc.
                                     ---------------------------------
                                              (Registrant)


                                    By:  /S/ WILLIAM G. HENRY
                                         ---------------------
                                         William G. Henry
                                         Vice President and
                                         Principal Financial Officer




Dated:  March 19, 2002
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